UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2012

Starwood Hotels & Resorts Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One StarPoint, Stamford, CT		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 964-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information required by this item is included in Item 8.01 and incorporated herein by reference.

Item 8.01 Other Events.

As previously disclosed in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, Starwood Hotels & Resorts Worldwide, Inc. (the “Company”) has completed an internal management reorganization related to its former hotel segment. Whereas its hotel business had previously been included in a single reportable segment, as a result of this reorganization, these results are now segregated into three separate hotel segments: (i) the Americas, (ii) Europe, Africa and the Middle East (“EAME”) and (iii) Asia Pacific. The vacation ownership and residential business remains a separate segment.

The Company is filing this Current Report on Form 8-K to update its Annual Report on Form 10-K for the year ended December 31, 2011, filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2012 (the “2011 Form 10-K”), to reflect the change in its reportable segments.

Exhibit 99.1 includes selected sections from the 2011 Form 10-K, which have been revised to reflect the change in the reportable segments.

The following items in the 2011 Form 10-K have been updated from their previous presentation:

•	Item 1. Business; and

•

Item 8. Financial Statements and Supplementary Data (but only the report of the independent registered public accounting firm and the following Notes to the consolidated financial statements have been updated from their previous presentation: Note 2. Significant Accounting Policies; Note 4. Significant Acquisitions; Note 5. Asset Dispositions and Impairments; Note 7. Goodwill and Intangible Assets; Note 13. Restructuring, Goodwill Impairment and Other Special Charges (Credits), Net; and Note 26. Business Segment Information).

The changes noted above, as reflected in the information included in this Current Report on Form 8-K, affect only the manner in which certain financial information was previously reported and do not restate or revise the Company’s previously reported consolidated financial statements for any period. All other information in the 2011 Form 10-K remains unchanged and has not otherwise been updated for events or developments that occurred subsequent to the original filing of such reports.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

23.1	Consent of Ernst & Young LLP.

99.1	From the Company’s 2011 Form 10-K: Item 1. Business; and Item 8. Financial Statements and Supplementary Data

101	Financial data in XBRL format.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

By:	/s/ Alan Schnaid
Name:	Alan Schnaid
Title:	Senior Vice President, Corporate Controller and Principal Accounting Officer

Date: November 26, 2012